Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST SENIOR LOAN FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2018
AS PREVIOUSLY SUPPLEMENTED ON JUNE 26, 2018

DATED OCTOBER 16, 2018

Notwithstanding anything to the contrary in the Fund’s prospectus and statement of additional information, on or about December 31, 2018, the Fund’s principal investment strategies will be revised to allow the Fund to invest up to 15% of its net assets in Senior Loans and/or other floating rate loans that are in default. See below for the risks of investing in such securities.

DISTRESSED SECURITIES RISK. The Fund may invest in distressed securities, including stressed, distressed and bankrupt issuers and debt obligations that are in default. In any investment involving distressed securities, there exists the risk that the transaction involving such securities will be unsuccessful. Distressed securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Many distressed securities are illiquid or trade in low volumes and thus may be more difficult to value.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE